UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2026
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, D-Wave Quantum Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected Alan E. Baratz and Sharon Holt as Class I directors to serve until the 2029 annual meeting of stockholders, and until their respective successors shall have been duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Vote”); (3) approved, on an advisory basis, one year as the frequency of future Say-on-Pay Votes (the “Say-on-Frequency Vote”); and (4) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

1.The voting results with respect to the election of directors were as follows:

	For	Withhold	Broker Non-Votes
Alan E. Baratz	94,418,236	1,708,547	106,349,877
Sharon Holt	82,745,067	13,381,716	106,349,877
2.The voting results with respect to the Say-on-Pay Vote were as follows:

For	Against	Abstain	Broker Non-Votes
90,652,337	4,572,341	902,105	106,349,877

3.The voting results with respect to the Say-on-Frequency Vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
93,701,442	571,286	818,787	1,035,268	106,349,877
4.The voting results with respect to the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 were as follows:

For	Against	Abstain	Broker Non-Votes
198,587,721	2,310,399	1,578,540	N/A

Based on the results of the Say-on-Frequency Vote as reported above, stockholders that voted on the proposal at the Annual Meeting indicated a preference to hold the Company’s future Say-on-Pay Votes once every year. On June 4, 2026, the Company’s Board of Directors (the “Board”) determined to hold a Say-on-Pay Vote once every year until the next required Say-on-Frequency Vote, consistent with such voting results and the Board's prior recommendation in the proxy statement for the Annual Meeting that Say-on-Pay Votes be held once every year.

In addition, on June 4, 2026, the Board (i) elected Sharon Holt to replace Steven M. West as Chair of the Board, (ii) designated Rohit Ghai to replace John D. DiLullo as chair of the Board’s Compensation Committee (the “Compensation Committee”), (iii) appointed Steven M. West to replace John D. DiLullo as a member of the Compensation Committee, (iv) appointed John D. DiLullo to replace Sharon Holt as a member of the Board’s Cybersecurity Committee, and (v) appointed Steven M. West to replace Rohit Ghai as a member of the Board’s Nominating and Governance Committee, all effective immediately after the Annual Meeting.

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer